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                                                                    EXHIBIT 10.4


                    S CORPORATION TERMINATION, TAX ALLOCATION
                          AND INDEMNIFICATION AGREEMENT


        This S CORPORATION TERMINATION, TAX ALLOCATION AND INDEMNIFICATION AGREEMENT (the "Agreement"), between Amkor Technology, Inc., a Delaware corporation ("ATI"), Amkor Electronics, Inc., a Pennsylvania corporation ("AEI", ATI and AEI are collectively referred to the "Company"), and James J. Kim, the David D. Kim Trust of December 31, 1987, the John T. Kim Trust of December 31, 1987, and the Susan Y. Kim Trust of December 31, 1987 (each such person or entity, a "Shareholder," and such person and all such entities, collectively, the "Shareholders") (the Company and the Shareholders are hereinafter referred to individually as a "party" and collectively as the "parties").

        WHEREAS, AEI is an S corporation, as defined in Section 1361(a) of the Code (as hereinafter defined) and will continue to be an S corporation until the Termination Date (as hereinafter defined); and

        WHEREAS, AEI will be merged with and into ATI pursuant to a reincorporation of AEI into Delaware in a tax free reorganization; and

        WHEREAS, the Shareholders own capital stock of the Company; and

        WHEREAS, it is anticipated that ATI will close an underwritten initial public offering of its common stock (the "Public Offering"); and

        WHEREAS, in connection with the Public Offering, it is anticipated that AEI will distribute to the Shareholders an amount which represents AEI's cumulative net income in all prior periods while it was an S corporation, less the amount of distributions previously made to the Shareholders; and

        WHEREAS, prior to the merger of AEI with and into ATI, the Shareholders and the Company wish to revoke AEI's status as an S Corporation; and

        WHEREAS, the Shareholders and the Company wish to enter into an agreement as to the termination of AEI's status as an S corporation, the method used to allocate AEI's income during its S Termination Year (as hereinafter defined) pursuant to Code Section 1362(e)(3), and the indemnification of the Company and the Shareholders with respect to certain tax matters.

        NOW, THEREFORE, the parties agree as follows:
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                                            ARTICLE I

                                           DEFINITIONS

        1.1 DEFINITIONS. The following terms, as used herein, have the following meanings:

            "C Short Year" means the portion of the S Termination Year of the Company beginning on the Termination Date and ending on December 31, 1998.

            "Code" means the Internal Revenue Code of 1986, as amended, and, in the context of a state or local tax, a reference to the Code or a section of the Code includes any similar applicable provision of state or local law.

            "Excess Distributions" means the excess of cash or property distributions by the Company to a Shareholder over the federal and state income taxes paid by the Shareholder with respect to the taxable income of the Company for all periods during which the Company has been an S corporation, including the S Short Year.

            "S Short Year" means that portion of the S Termination Year of the Company beginning on January 1, 1998, and ending on the day before the Termination Date.

            "S Termination Year" means the Company's fiscal year beginning January 1, 1998.

            "Taxes" means all taxes, however denominated, including any interest, penalties or additions to tax that may become payable in respect therewith, imposed by any federal, state, local or foreign government or any agency or political subdivision of any such government, which taxes shall include, without limiting the generality of the foregoing, all income, payroll and employee withholding, unemployment insurance, social security, sales and use, excise, profits, value added, ad valorem, occupancy, disability, franchise, gross receipts, environmental, occupation, real and personal property, stamp, transfer, license, net worth, real property gains, capital, worker's compensation taxes.

            "Tax Benefit" shall mean (i) with respect to a Shareholder the amount of the Tax savings resulting from a decrease in that Shareholder's allocable share of S Corporation taxable income if and to the extent that decrease results in an increase (or would result in an increase absent a net operating loss) in the Tax liability of the Company, and (ii) with respect to the Company the amount of the Tax savings resulting from a decrease in its taxable income if and to the extent that decrease results in an increase in the Tax liability of a Shareholder attributable to that Shareholder's allocable share of S Corporation taxable income.

            "Tax Returns" means all reports, estimates, information statements and returns relating to, or required to be filed in connection with, any Taxes.


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            "Termination Date" means the date on which S corporation status of
AEI is terminated as a result of revocation of such status in accordance with
Section 1362(d)(1) of the Code or otherwise.

                                   ARTICLE II

                                   TERMINATION

        2.1 TERMINATION OF S STATUS. AEI's S corporation status shall be terminated as a result of revocation of such status pursuant to Section 1362(d)(1) of the Code. The Company agrees to execute and file with the Internal Revenue Service an executed election in substantially the form attached hereto to as Exhibit A, prior to the Termination Date. The termination of the AEI's S corporation status shall be effective prior to (i) its reincorporation as ATI and (ii) the closing of the Public Offering.

        2.2 SHAREHOLDER CONSENT. Each Shareholder agrees to execute and deliver to the Company an executed consent in substantially the form attached hereto to as Exhibit B, prior to the Termination Date.

                                   ARTICLE III

                              ALLOCATION OF INCOME

        3.1 ALLOCATION ELECTION. The Company agrees to elect and the Shareholders agree to consent, pursuant to Section 1362(e)(3) of the Code, to allocate Tax items to its S Short Year and C Short Year pursuant to normal tax accounting rules (the "closing of the books method") rather than by the pro rata allocation method contained in Section 1362(e)(2) of the Code. The Company and each of the Shareholders agree to take all necessary actions under Treasury Regulation Section 1.1362-6 (or successor thereto) to cause such election and consents and the revocation election and consents to be effective for federal income tax purposes, including the execution and delivery, by the Shareholders to the Company of a consent in substantially the form attached hereto as Exhibit C, prior to the Termination Date. Additionally, the Company agrees to execute and attach to its Tax Return filed with the Internal Revenue Service an executed election in substantially the form attached hereto to as Exhibit D.

                                   ARTICLE IV

                         TAX RETURNS AND INDEMNIFICATION

        4.1 FILING TAX RETURN FOR THE TERMINATION YEAR. The Company shall be responsible for and shall effect the filing of all Tax Returns required to be filed by the Company with respect to all taxable periods ending prior to, with or within the Termination Year. The Company shall cause such returns to include the Company's income from all sources for all periods covered by such returns.


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
        4.2 SHAREHOLDER INDEMNIFICATION FOR TAX LIABILITIES. Except with respect to any tax jurisdiction that does not recognize S corporations as pass-through entities and to the extent any tax jurisdiction either (i) does not accord S corporation tax treatment to nonresident shareholders or (ii) requires an S corporation to make an affirmative election to be treated as an S corporation and the Company does not make such an election, each Shareholder, severally (according to the percentage of the outstanding shares of the Company's common stock owned by such Shareholder for the year in question) and not jointly, hereby indemnifies and agrees to hold the Company harmless from, against and in respect for any U.S. federal or state income Tax liability (including interest and penalties), if any, resulting from the Company failing to qualify as an S corporation under Code Section 1361(a)(1) (as enacted and in effect prior to the Termination Date), pursuant to a final determination by the applicable taxing authority, for every taxable year on or before the Termination Date as to which the Company filed or files Tax Returns claiming status as an S corporation, provided, however, that the total payments to be made by a Shareholder pursuant to this Section 4.2 shall not exceed the Excess Distributions received by the Shareholder with respect to all taxable years in which such Shareholder was a Shareholder.

        4.3 COMPANY INDEMNIFICATION FOR TAX LIABILITIES. Except with respect to any tax jurisdiction that does not recognize S corporations as pass-through entities and to the extent any tax jurisdiction either (i) does not accord S corporation tax treatment to nonresident shareholders or (ii) requires an S corporation to make an affirmative election to be treated as an S corporation and the Company does not make such an election, the Company hereby indemnifies and agrees to hold each Shareholder harmless from, against and in respect for, on an after-tax basis, any U.S. federal or state income Tax liability (including interest and penalties), if any, resulting from such Shareholder being required to include in income, pursuant to a final determination by the applicable taxing authority, amounts in excess of the income shown to be reportable by such shareholder on the Tax Returns of the Company as originally filed for every taxable year on or before the Termination Date as to which the Company filed or files Tax Returns claiming status as an S corporation; provided, however, that any indemnification and hold harmless hereunder shall be limited to the amount of cash or the value of property actually received by the Company from another party (or deemed received by the Company in the case of another entity actually owned, directly or indirectly, by the Company) connected to the event giving rise to such requirement to include additional amounts in a Shareholder's income.

        4.4 INDEMNIFICATION FOR TIMING DIFFERENCES. The Company and each of the Shareholders hereby agree to pay to the other party the amount of any Tax Benefit (as defined above) resulting from a final determination of an adjustment (by reason of an amended return, claim for refund, audit or otherwise) with respect to such parties' federal or state Tax liability.

        4.5 AUDIT AND CONTEST RIGHTS. The parties hereto shall cooperate with each other in the conduct of any audit or other proceeding relating to Taxes. Within ten (10) days of the notice of any proposed or threatened adjustment which could give rise to a claim for indemnification under Section 4.2, 4.3, or 4.4, the Company shall notify the Shareholders or a Shareholder shall notify the Company thereof. The Shareholders shall have the right to control any resulting proceedings and to determine when, whether and to what extent to settle any such claim, assessment or dispute which would give rise to a claim for indemnification under Section 4.2 or


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
4.4. The Company shall have the right to control any resulting proceedings and to determine when, whether and to what extent to settle any such claim, assessment or dispute which would give rise to a claim for indemnification under
Section 4.3 or 4.4. A party hereto shall not make any election, take any Tax Return position, or agree to any adjustment or adjustments that would have the effect of increasing any Tax liability with respect to any period ending on or before the Termination Date without obtaining the prior written consent of the other party. Each party agrees to execute any powers of attorney or other documents necessary to permit the appropriate party to conduct such proceedings.

        4.6 PAYMENTS. A party required to make any payment under Section 4.2,
4.3 or 4.4 shall make such payment within thirty (30) days after the final determination (as such term is defined in Section 1313(a) of the Code) of any Tax liability resulting in a claim for indemnification.

                                    ARTICLE V

                                  MISCELLANEOUS

        5.1 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which counterparts collectively shall constitute an instrument representing the Agreement between the parties hereto.

        5.2 CONSTRUCTION OF TERMS. Nothing herein expressed or implied is intended, or shall be construed, to confer upon or give any person, form or corporation, other than the parties hereto or their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

        5.3 GOVERNING LAW. This Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the substantive laws of the Commonwealth of Pennsylvania without regard to Pennsylvania choice of law rules.

        5.4 AMENDMENT AND MODIFICATION. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties, nor is this Agreement intended to confer upon any other person except the parties any rights or remedies hereunder.

        5.5 INTERPRETATION. The title, article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement.

        5.6 SEVERABILITY. In the event that any one or more of the provisions of this Agreement shall be held to illegal, invalid and unenforceable in any respect, the same shall not in any respect affect the validity, legality or enforceability of the remainder of this Agreement, and


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
the parties shall use their best efforts to replace such illegal, invalid or unenforceable provisions with an enforceable provision approximating, to the extent possible, the original intent of the parties.

        5.7 ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding of the parties hereto in respect of the subject matter constrained herein. There are no representations, promises, warranties, covenants, or undertakings with respect to the subject matter contained herein, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

        5.8 EFFECTIVE DATE. This Agreement shall become effective on the Termination Date.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the ___ day of __________, 1998.


AMKOR TECHNOLOGY, INC., A DELAWARE CORPORATION


By:_______________________________     By:___________________________________
Title:  President                      Title: Secretary


AMKOR ELECTRONICS, INC., A PENNSYLVANIA CORPORATION


By:_______________________________     By:___________________________________
Title:  President                      Title: Secretary

SHAREHOLDERS:


__________________________________     ______________________________________
James J. Kim                           the David D. Kim Trust of
                                       December 31, 1987


__________________________________     ______________________________________
the John T. Kim Trust of               the Susan Y. Kim Trust of
December 31, 1987                      December 31, 1987


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
                                    EXHIBIT A

                       STATEMENT OF REVOCATION OF ELECTION

Internal Revenue Service Center
{Address}


RE:     Amkor Technology, Inc., a Delaware corporation
        EIN 23-2925614

Revocation of S Corporation Election

        The S corporation election under IRC Section 1362(a) of Amkor Technology, Inc., a Delaware corporation, with its principal office located at 1345 Enterprise Drive, West Chester, Pennsylvania 19380, is hereby revoked as of
(DATE). At the time of revocation, the number of shares (issued and outstanding) of Amkor Technology, Inc. stock, including nonvoting stock, is (NUMBER).

        Attached are the consents to the revocation by shareholders owning more than one-half of the issued and outstanding shares.

AMKOR TECHNOLOGY, INC., A DELAWARE CORPORATION

By:___________________________
Title:  President

Date:_________________________

Attachment

{All revocations and consents should be mailed to the IRS certified mail return receipt requested.}


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
                                    EXHIBIT B

          SHAREHOLDERS' STATEMENT OF CONSENT TO REVOCATION OF ELECTION

        We, the undersigned, being shareholders of Amkor Technology, Inc., a Delaware corporation ("ATI") holding more than one-half of ATI's issued and outstanding shares (including nonvoting stock), do hereby consent to the revocation by ATI of its S corporation election under IRC Section 1362(a). The revocation is to be effective as of __________ 1998.

        Under penalties of perjury, the undersigned declare that the facts presented in the accompanying statement are, to the best of our knowledge and belief, true, correct, and complete.

                             Social Security                     Date
Name and                     or Employer           Number of     Acquired       Tax Year End
Address                      Identification        Shares        Per Regs.      (Month & Day)
                             Number                Owned         1.1362-6(b)(1)
James J. Kim                 ________________      __________    ___________

1345 Enterprise Drive
West Chester, PA 19301

the David D. Kim Trust
of December 31, 1987         ________________      __________    ___________

1500 E. Lancaster Avenue
Paoli, PA 19301

the John T. Kim Trust
of December 31, 1987         ________________      __________    ___________

1500 E. Lancaster Avenue
Paoli, PA 19301

the Susan Y. Kim Trust
of December 31, 1987         ________________      __________    ___________

1500 E. Lancaster Avenue
Paoli, PA 19301


______________________________         ______________________________________
Signature                              Signature


______________________________         ______________________________________
Signature                              Signature

Dated:______________, 1998

{All election and consents should be mailed to the IRS certified mail return receipt requested.}


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
                                    EXHIBIT C

                               SHAREHOLDER CONSENT

RE:     Amkor Technology, Inc., a Delaware corporation
        EIN 23-2925614

SHAREHOLDER NAME:_______________________________

SHAREHOLDER ADDRESS:____________________________

                    ____________________________

                    ____________________________

                    ____________________________

TAXPAYER IDENTIFICATION NUMBER:_________________

NUMBER OF SHARES:_______________________________

DATE OR DATES SHARES ACQUIRED:__________________

                              __________________


DATE SHAREHOLDER'S TAX YEAR ENDS:_______________

THE UNDERSIGNED HEREBY CONSENTS TO THE ELECTION OF AMKOR TECHNOLOGY, INC., A DELAWARE CORPORATION TO ALLOCATE THE TAXABLE INCOME OF THE CORPORATION FOR THE S TERMINATION YEAR AS PROVIDED BY SECTION 1362(e)(3) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

This consent is executed by the undersigned under penalties of perjury.

Date:____________________________   Signature:______________________________

Date:____________________________   Signature:______________________________

Note: Each person owning a community property, tenancy in common, joint tenancy, or tenancy by the entirety interest must sign. Consent of minor must be by legal representative or parent if no legal representative. Consent of qualifying trust must be the person treated as shareholder under Section 1361(b)(1) of the Code.


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
                                    EXHIBIT D

             ELECTION TO CLOSE BOOKS UPON S CORPORATION TERMINATION.

                              (Attach to Form 1120)

        Amkor Technology, Inc., a Delaware corporation ("ATI"), EIN 23-2925614, with the consent of all the shareholders of the short S year and all the shareholders on the first day of the short C year (attached), elects under IRC
Section 1362(e)(3) not to have the pro rata allocation of S corporation items under IRC Section 1362(e)(2) apply to the S termination year ending (Date). The date of the ATI's termination was _______________, 1998 and the cause of termination was an election to revoke its status as an S corporation.

AMKOR TECHNOLOGY, INC., A DELAWARE CORPORATION

By:______________________________
Title:  President

Date:____________________________

Attachment


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